UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 18, 2004

NEENAH PAPER, INC.
(Exact Name of Registrant Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-32240 (Commission File Number)	20-1308307 (I.R.S. Employer Identification No.)
3460 Preston Ridge Road Alpharetta, Georgia (Address of Principal Executive Offices)		30005 (Zip Code)
Registrant's telephone number, including area code: (678) 566-6500
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 8.01    Other Events

     Attached as an exhibit to this current report on Form 8-K is the Information Statement of Neenah Paper, Inc. (the “Company”) dated as of November 4, 2004 that will be distributed in connection with Kimberly-Clark Corporation’s distribution to its stockholders of all the outstanding shares of common stock of the Company.

Item 9.01    Financial Statements and Exhibits.

(c)
Exhibits:

Exhibit No.	Description of Exhibit
99.1	Information Statement of Neenah Paper, Inc. dated November 4, 2004

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH PAPER, INC.
Date: November 18, 2004	By:	/s/ BONNIE C. LIND Bonnie C. Lind Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX
Exhibit No.	Description of Exhibit
99.1	Information Statement of Neenah Paper, Inc. dated November 4, 2004